UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 22, 2006

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

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             (Exact name of registrant as specified in its charter)




                 Delaware                                        94-3240473
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(State or other Jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)
  100 Pine Street
  Suite 2450
  San Francisco, California                                       94111
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  (Address of principal executive office)                      (zip code)

                                 (415) 288-9575
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

Item 8.01           Other Event

On August 22, 2006, Capital Alliance Income Trust, Ltd. announced preliminary second quarter 2006 results. A copy of the press release is attached as Exhibit 99.1.

Exhibit 99.1        Press release dated April 22, 2006

Press Release
                     CAPITAL ALLIANCE INCOME TRUST RELEASES
                PRELIMINARY SECOND QUARTER 2006 FINANCIAL RESULTS

SAN FRANCISCO - (BUSINESS WIRE) - August 22, 2006 - Capital Alliance Income Trust Ltd. ("CAIT") (AMEX:CAA-News) a residential mortgage REIT, announced preliminary second quarter financial results. For the three months ended June 30, 2006 CAIT reported net income of $3,460 ($0.01 basic and diluted per share) and for the six months ended June 30, 2006 a net loss of $374,032 ($(0.98) basic and diluted per share), as compared to a net loss of $39,837 ($(0.25) basic and diluted) and a net loss of $22,482 ($(0.42) basic and diluted), respectively, for the like periods in 2005. Revenues were reported as $656,554 for the three months ending June 30, 2006 and $1,516,961 for the six month period ending June 30, 2006, as compared to $1,048,119 and $1,894,958 for like periods in 2005.

CAIT's reduced revenues and expenses in 2006's first half were due to the discontinuance of CAIT's taxable subsidiary, Capital Alliance Funding Corporation ("CAFC"), mortgage banking activities. On March 31, 2005 CAIT announced the discontinuance of its mortgage banking activities

The second quarter financial results also returned CAIT to profitability after four consecutive quarter's of net losses. The second quarter's results were achieved despite higher than usual auditing expenses in connection with reporting the discontinuance of CAFC's mortgage banking activities and higher than usual professional service expenses in connection with the preparation and filing of the 2006 proxy statement.

CAIT also announced the sale of real estate, acquired in foreclosure that will provide a one time gain of between $105,000 and $115,000 in the third quarter. The transaction, to be disclosed as a subsequent event in CAIT's second quarter 10-QSB filing, will be reported in CAIT's third quarter financial statements.

CAIT requested an extension to file the second quarter's Form 10-QSB, due to the additional time required to schedule the review and discussion of CAIT's operating results. Management currently expects the Form 10-QSB to be filed on or before August 25, 2006.

CAIT is a specialty residential lender, which invests in conforming and high yielding, non-conforming residential mortgage loans on one-to-four unit residential properties located primarily in California. Only residential loans with a combined loan-to-value of 75% or less are originated for CAIT's mortgage investment portfolio. Due to the disposal of CAFC, unsold mortgages with a loan-to-value greater than 75% may be transferred to CAIT.

This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. CAIT's actual results, operations and liquidity may differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of CAIT's investments and unseen factors. As discussed in CAIT's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in and market expectations of fluctuations in interest rates and levels of mortgage payments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, the liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.


Contact: Capital Alliance Income Trust Ltd., San Francisco
         Richard J. Wrensen, Executive Vice President and
         Chief Financial Officer - 415-288-9575
         www.calliance.com

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                  CAPITAL ALLIANCE INCOME TRUST, LTD.,
                  A Real Estate Investment Trust


Dated: August 21, 2006                         By:  /s/ Richard Wrensen
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                                                   Richard J. Wrensen,
                                                   Chief Financial Officer